UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 20, 2000

                         BluePoint Linux Software Corp.
                         ------------------------------
               (Exact name of Registrant as specified in charter)

         Indiana                   0-25797                35-2070348
         -------                   -------                ----------
(State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)           File Number)         Identification No.)

         A301, East-2, SEG Science & Industry Park, Huaqian Road North,
                       Shenzhen, Guangdong Province, China
                       -----------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 00867553763137


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (a) (1) On June 20, 2000 the Registrant changed accountants from Tubbs & Bartnick, P.A., 2300 Glades Rd., Ste. 415, Boca Raton, Florida 33413 to BDO International, 111 Connaught Road Central, 29th Floor, Wing On Centre, Hong Kong; (852)254-5041.

                  (i) The Company decided not to reappoint Tubbs & Bartnick, P.A. as its independent accountant;

                  (ii) The financial statements reported on by Tubbs & Bartnick, P.A. were not subject to an adverse or qualified opinion, or a disclaimer of opinion during the past two fiscal years, and the interim period ended June 20, 2000;

                  (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

                  (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and the interim period ended June 20, 2000.

                         (B) Not applicable;


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                         (C) Not applicable;

                         (D) Not applicable; and

                         (E) Not applicable.

           (2) On June 20, 2000, the Registrant engaged BDO International as its independent auditors.

                  (i) The Registrant did not consult with BDO International, its new independent auditors, regarding any matter prior to its engagement; and

                  (ii)   Not applicable.

           (3) The Registrant has provided to Tubbs & Bartnick, P.A, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Tubbs & Bartnick, P.A, addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

    (b)  Not applicable.

ITEM 5.  OTHER EVENT.

Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Not applicable.

    (b)  Not applicable.

    (c) Exhibit "A". Letter from Tubbs & Bartnick, P.A regarding change of registrant's accountancy.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2000


                                    Bluepoint Linux Software Corp.


                                    By: /s/ Yu Deng
                                    ---------------
                                            Yu Deng, President,
                                            Chairman of the Board